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                                                                    EXHIBIT 10.3

                           RURAL CELLULAR CORPORATION

                    FORM OF RESTRICTED STOCK AWARD AGREEMENT
                    PURSUANT TO 1995 STOCK COMPENSATION PLAN



         THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") is made effective as of __________________________, by and between Rural Cellular Corporation, a Minnesota corporation (the "Company"), and ____________________ ("Employee").

         Recitals

         A. The Company desires to afford the Employee an opportunity to acquire shares of its Class A common stock, par value $.01 per share (the "Shares"), to carry out the purposes of its 1995 Stock Compensation Plan, as amended (the "Plan"), a copy of which has been provided to Employee and the terms of which are incorporated by reference herein and shall be considered a part of this Agreement.

         B. The Plan provides that each award is to be evidenced by an agreement, setting forth the terms and conditions of such award.

         ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Employee hereby agree as follows:

         1. Restricted Stock Award. Subject to the terms and provisions of this Agreement and the Plan, the Company hereby grants to Employee as of the date hereof a restricted stock award for __________________ (_______) Shares (the "Award Shares"). For purposes of Section 16 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, the grant date for the Award Shares shall be the effective date hereof; provided, however, all of Employee's right, title, and interest in and to the Award Shares shall be subject to Section 2 below.

         2. Vesting of Award Shares.

                  (a) Subject to Sections 2(b), (c), (d), (e), (f), and (g) below, all of Employee's right, title, and interest in and to the Award Shares is and shall be contingent upon and subject to the continued full-time employment of Employee by the Company or its subsidiaries during the five-year period ending ________________ (the "Vesting Period"). At the end of the Vesting Period, and provided that Employee is then a full-time employee of the Company or its subsidiaries, and, further provided, that the conditions set forth in
Section 2(b) below have been met, Employee shall be deemed to be fully vested without restriction in all of the Award Shares.

                  (b) The vesting of the Award Shares shall be further contingent on the Company's having attained the Minimum Performance Goal described in the Appendix.





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                  (c) In the event that Employee voluntarily resigns from
Employee's full-time employment with the Company and its subsidiaries prior to the end of the Vesting Period, Employee shall forfeit all right, title, and interest in and to the Award Shares.

                  (d) In the event that Employee is terminated from employment with the Company and its subsidiaries for cause (as defined in the Employment Agreement between the Company and Employee) prior to the end of the Vesting Period, Employee shall forfeit all right, title, and interest in and to the Award Shares.

                  (e) In the event that Employee is terminated from employment with the Company and its subsidiaries without Just Cause (as defined in the Employment Agreement between the Company and the Employee dated _____________) prior to the end of the Vesting Period, Employee shall thereupon (i) become immediately vested in a fraction of the Award Shares, the numerator of which shall be the number of full twelve-month periods during which Employee was employed by the Company or its subsidiaries since ___________ and the denominator of which shall be five, subject to the Company's having met the Minimum Performance Goal during the fiscal years beginning ____________, through the end of the fiscal year immediately preceding the date of termination and
(ii) forfeit all right, title, and interest in and to the remaining balance of the Award Shares.

                  (f) In the event that Employee is terminated from employment prior to the end of the Vesting Period because the Employee has died or become permanently disabled within the meaning of Section 105(b) (4) of the Internal Revenue Code of 1986, Employee shall thereupon (i) become immediately vested in a fraction of the Award Shares, the numerator of which shall be the number of full twelve-month periods during which Employee was employed by the Company or its subsidiaries since __________________ and the denominator of which shall be five, subject to the Company's having met the Minimum Performance Goal during the fiscal years beginning ________________, through the end of the fiscal year immediately preceding the date of termination and (ii) forfeit all right, title, and interest in and to the remaining balance of the Award Shares.

                  (g) In the event of a "Change in Control" of the Company as defined in the Plan, Employee shall thereupon become immediately vested without restriction in all of the Award Shares.

         3. Issuance and Delivery of Certificates for Award Shares.

                  (a) As soon as practicable after the execution hereof, the Company shall issue in Employee's name, and retain in the custody of the Company pursuant to Section 3(b) below, a certificate for fully paid, nonassessable Shares for the full number of the Award Shares. The Company shall place a stop transfer order on its stock records with respect to the Award Shares, and the certificate for the Award Shares shall contain the following legend:




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                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ISSUED
                  PURSUANT TO A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE HOLDER AND THE ISSUER DATED ________________ (THE "AGREEMENT"), AND NO SALE, OFFER TO SELL, TRANSFER, PLEDGE, OR OTHER HYPOTHECATION OF THESE SECURITIES MAY BE MADE SO LONG AS THE SECURITIES REMAIN SUBJECT TO THE RESTRICTIONS SET FORTH IN THE AGREEMENT."

                  (b) Employee acknowledges and agrees that the Company shall retain the custody of the certificates for the Award Shares and that the certificates will not be delivered to Employee except as provided in Section 3(c) below. Upon execution of this Agreement, Employee has also executed and delivered to the Company an Assignment Separate from Certificate, authorizing the Company as attorney to transfer the certificate for the Award Shares to the Company in the event of forfeiture pursuant to this Agreement.

                  (c) As soon as reasonably practicable after the vesting of all or any portion of the Award Shares pursuant to Section 2 above, the Company will deliver a certificate for the Award Shares, adjusted as necessary for the actual number of Award Shares in which Employee has become vested, without the restrictive legend set forth in Section 3(a). Delivery of the certificate under this Section 3(c) shall be made at the principal office of the Company to the person or persons entitled thereto during ordinary business hours of the Company not more than thirty (30) days after the vesting of the Award Shares, or at such time and place and in such manner as may be agreed upon by the Company and the person or persons entitled to the Award Shares.

         4. Rights and Restrictions as a Shareholder. During the Employee's continued full-time employment with the Company or its subsidiaries, and pending the vesting of the Award Shares under Section 2 above, Employee shall have full voting rights, dividend rights, and other rights as a shareholder with respect to the Award Shares, subject to the restrictions hereunder. So long as the Company retains custody of the certificates for the Award Shares, Employee shall not (i) sell, offer to sell, transfer, pledge, or hypothecate any record or beneficial interest in the Award Shares, other than to the Company as provided in this Agreement, or (ii) grant any irrevocable proxies or irrevocable voting rights with respect to the Award Shares. Upon the vesting of all or any portion of the Award Shares pursuant to Section 2 above, Employee (or the person or persons then entitled to the Award Shares or any portion thereof pursuant to
Section 2(d) above) shall have full voting rights, dividend rights, and other rights as a shareholder with respect to the number of Shares delivered with respect to the Award Shares.

         5. Stock Dividends, Stock Splits, and Other Adjustments. During the time that the Award Shares are subject to the vesting restrictions set forth in
Section 2 above, in the event of any merger, reorganization, consolidation, capitalization, stock dividend, stock split, or other change in corporate structure affecting the Shares, such substitution or adjustment shall be made in the number of Shares subject to this Award ("Adjusted Shares") as may be determined to be appropriate by the board of directors, in its sole discretion. As used herein, the term "Award Shares" includes any related Adjusted Shares. The Company shall retain the custody of each certificate for the Adjusted Shares pursuant to Section 3(b) above.





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         6. Withholding Taxes. Employee shall pay on a timely basis all withholding and payroll taxes and/or excise taxes required by law with respect to the Award Shares (collectively, "Withholding Taxes"). The delivery of any Award Shares (or portion thereof) to Employee under this Agreement shall be subject to and conditioned upon Employee's payment of all applicable Withholding Taxes.

         7. Investment Representations. Unless a registration statement under the Securities Act of 1933, as amended (and applicable state securities laws), is in effect with respect to the Award Shares on the date of issuance of the Award Shares, Employee agrees with, and represents to, the Company that Employee is acquiring the Award Shares for the purpose of investment and not with a view to transfer, sell, or otherwise dispose of the Award Shares. The Company may require an opinion of counsel satisfactory to it prior to the transfer of any Award Shares to assure at all times that it will be in compliance with applicable federal and state securities laws.

         8. Legend on Shares if Registered. If a registration statement under the Securities Act of 1933, as amended, is in effect with respect to the Award Shares on the date of issuance of the Award Shares and Employee is deemed an affiliate of the Company on the date of issuance, the Company may place a stop transfer order on its stock records with respect to the Award Shares, and the certificate(s) for the Award Shares may contain substantially the following legend:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ISSUED TO AN AFFILIATE OF THE ISSUER, AND THE RESALE OF SUCH SECURITIES IS SUBJECT TO THE RESTRICTIONS OF RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PERTAINING TO SHARES HELD BY AFFILIATES."

         9. Expenses. Nothing contained in this Agreement shall be construed to impose any liability on the Company in favor of the Employee for any cost, loss, or expense the Employee may incur in connection with, or arising out of any transaction under, this Agreement.

         10. No Employment Agreement. Nothing in this Agreement shall be construed to constitute or be evidence of an agreement or understanding, express or implied, on the part of the Company to employ the Employee on any terms or for any specific period of time.

         11. Nontransferability. The rights of the Employee under this Agreement shall not be assigned, transferred, pledged, or otherwise hypothecated by the Employee other than by will or the laws of descent and distribution.

         12. Fractional Shares. No fraction of a share shall be deliverable pursuant to this Agreement, but in the event any adjustment hereunder of the number of the Award Shares shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

         13. Complete Agreement, Amendment. This Agreement and the Plan, which by this reference is hereby incorporated herein in its entirety, contain the entire agreement between the




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Company and Employee with respect to the transactions contemplated hereby. Any modification of the terms of this Agreement must be in writing and signed by each of the parties.

         14. Governing Law. Any issue related to the formation, execution, performance, and interpretation of this Agreement shall be governed by the laws of the State of Minnesota.

         15. Headings. The section and subsection headings used in this Agreement are for convenient reference and are not a part of this Agreement.


RURAL CELLULAR CORPORATION



By
   ----------------------------------
Title
     --------------------------------

Dated:

Accepted:

-------------------------------------







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                      ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED, ___________________ hereby sells, assigns, and transfers unto Rural Cellular Corporation ________________ shares, or portion thereof, of the Class A Common Stock of Rural Cellular Corporation, standing in his name on the books of said Company, represented by Certificate No. _____ upon the forfeiture of said shares under that certain Restricted Stock Award Agreement dated ____________________, and do hereby irrevocably constitute and appoint Rural Cellular Corporation attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated:
       ---------------------------                -----------------------------


SIGNATURE GUARANTEE:


----------------------------------





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                                    APPENDIX

                            Minimum Performance Goal

Vesting of the Award Shares is contingent upon the Company's Average Actual EBITDA being at least 95% of Average Budgeted EBITDA for the five fiscal years ending _________________.

For purposes of this Agreement:

"EBITDA" shall mean earnings before interest, taxes, depreciation, and amortization.

"Budgeted EBITDA" for each fiscal year shall mean the EBITDA that is reflected in the Company's annual budget for each fiscal year approved by the board of directors prior to the beginning of the fiscal year and adopted in writing by the Committee each year within the time period required under Section 162(m) of the Internal Revenue Code and related regulations and attached to this Agreement. Budgeted EBITDA shall not be changed after the adoption by the Committee, except in the event of a substantial change in the Company's business as a result of the acquisition or disposition of a substantial amount of assets. Any such change must be adopted by the Committee in writing and attached to this Agreement.

"Average Budgeted EBITDA" shall mean the average of Budgeted EBITDA for the five years ending ______________.

"Actual EBITDA" shall mean the EBITDA reflected in the Company's audited financial statements for each fiscal year.

"Average Actual EBITDA" shall mean the average of Actual EBITDA for the five years ending ______________.

"Minimum Performance Goal" shall mean that Average Actual EBITDA is at least 95% of Average Budgeted EBITDA.

If the Minimum Performance Goal is not met, the Award Shares will not vest.

If the Minimum Performance Goal is met, a percentage of the Award Shares equal to the percentage of Average Actual EBITDA to Average Budgeted EBITDA will vest (e.g., if the Minimum Percentage Goal is met, 95% of the Award Shares will vest. If Actual Average EBITDA is 97% of Average Budgeted EBITDA, 97% of the Award Shares will vest). The maximum number of Award Shares that will vest is 100%.


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